As filed with the Securities and Exchange Commission on October 19, 2010.
===============================================================================
                                                   1933 Act File No. 333-113978
                                                    1940 Act File No. 811-21539


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
(formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
(formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                October 19, 2010

Dear Shareholder:

      The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of First Trust Senior Floating Rate Income Fund II (formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II) (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 6, 2010, at 4:00 p.m. Central Time.

      At the Meeting, you will be asked (i) to vote on a proposal to elect certain of the Trustees of the Fund, (ii) as described below, to consider and vote on a proposal to approve a new investment management agreement (the "New Advisory Agreement") between the Fund and its current investment advisor, First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") and (iii) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The proposals are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

      Upon the closing on October 12, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Proxy Statement, resulted in a "change in control" of the Advisor, the investment management agreement between the Fund and the Advisor automatically terminated in accordance with its terms. The Advisor continues to provide investment advisory services to the Fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for the Advisor to continue to provide investment advisory services to the Fund beyond the interim period, shareholders of the Fund will be asked at the Meeting to vote to approve a new investment management agreement between the Advisor and the Fund. The Board of Trustees of the Fund is recommending that shareholders approve the new investment management agreement.

      Some important facts to note about the Transaction are:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Your Fund's contractual advisory fee rate will not increase. As described in Proposal 2 of the Proxy Statement, the Fund is now managed by a portfolio management team of the Advisor. Therefore, the Advisor will retain the entire amount of the advisory fee and will not pay any portion of such fee to any sub-advisor.

      YOUR VOTE IS VERY IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

         Thank you.

                                        Sincerely,

                                        /s/ James A. Bowen

                                        James A. Bowen
                                        Chairman of the Board of Trustees


--------------------------------------------------------------------------------

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
(formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 6, 2010

October 19, 2010

To the Shareholders of First Trust Senior Floating Rate Income Fund II:

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust Senior Floating Rate Income Fund II (formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II) (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 6, 2010, at 4:00 p.m. Central Time, for the following purposes:

            1. To elect three Trustees (including one Class I Trustee and two Class III Trustees) of the Fund.

            2. To approve a new investment management agreement between the Fund and First Trust Advisors L.P., as investment advisor.

            3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Trustees has fixed the close of business on September 30, 2010 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Trustees,

                                        /s/ W. Scott Jardine

                                        W. Scott Jardine
                                        Secretary

--------------------------------------------------------------------------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                      This page intentionally left blank.

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
(formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II)

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                PROXY STATEMENT
                                October 19, 2010

      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 19, 2010.

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Senior Floating Rate Income Fund II (formerly known as First Trust/Four Corners Senior Floating Rate Income Fund
II) (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, December 6, 2010, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold Shares of the Fund. The solicitation of proxies will begin on or about October 19, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to solicit proxies at a cost which is expected to be approximately $19,670. As indicated above, this cost will be borne by the Advisor.

      The close of business on September 30, 2010 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      As discussed more fully below, shareholders of the Fund are being asked:

              1. To elect three Trustees (including one Class I Trustee and two Class III Trustees) of the Fund ("Proposal 1").

              2. To approve a new investment management agreement (the "New Advisory Agreement"), between the Fund and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to the Fund ("Proposal 2").

              3. To transact any other business as may properly come before the Meeting (including any adjournments or postponements).

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 6, 2010. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT: HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GHHUGQJI. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 2010, ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=FCT. THE FUND
WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL
(800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      o     indicate your instructions on the proxy card;

      o     date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, DECEMBER 6, 2010. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Trustees, FOR the proposal to approve the New Advisory Agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                               OUTSTANDING SHARES

      On the Record Date, the Fund had 25,291,939 Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol FCT.

      To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

SHAREHOLDER AND ADDRESS**                       PERCENT         OWNERSHIP NUMBER
                                                                   OF SHARES
First Clearing, LLC                                18.18%             4,597,923
One North Jefferson Street
St. Louis, MO 63103

Merrill Lynch, Pierce Fenner & Smith Safekeeping   20.30%             5,134,613
101 Hudson Street
8th Floor
Jersey City, NJ  07302

National Financial Services LLC                     7.60%             1,922,394
200 Liberty Street
New York, NY  10281

Raymond James & Associates, Inc.                   11.09%             2,804,528
880 Carilion Parkway
P.O. Box 12749
St. Petersburg, FL  33716

UBS Financial Services Inc.                         7.08%             1,789,738
1200 Harbor Blvd.
Weehawken, NJ  07086

--------------------------
* Morgan Stanley and Morgan Stanley Smith Barney LLC , 1585 Broadway, New York, NY 10036, reported beneficial ownership of 262,862 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC.

                     PROPOSAL 1: ELECTION OF THREE TRUSTEES

      TWO (2) CLASS III TRUSTEES AND ONE (1) CLASS I TRUSTEE ARE TO BE ELECTED BY SHAREHOLDERS OF THE FUND. JAMES A. BOWEN AND ROBERT F. KEITH ARE THE NOMINEES FOR ELECTION AS CLASS III TRUSTEES FOR THREE-YEAR TERMS AND THOMAS R. KADLEC IS THE NOMINEE FOR ELECTION AS A CLASS I TRUSTEE FOR A ONE-YEAR TERM.

      The Fund has established a staggered Board pursuant to its By-Laws. Holders of Shares vote for Trustees who are divided into three (3) classes. James A. Bowen is currently a Class III Trustee of the Fund with a term expiring at this year's Meeting, Richard E. Erickson is currently a Class I Trustee of the Fund with a term expiring at the Fund's annual meeting of shareholders in 2011, and Niel B. Nielson is currently a Class II Trustee of the Fund, with a term expiring at the Fund's annual meeting of shareholders in 2012. Each Trustee serves until his successor is elected and qualified, or until he resigns, retires or is otherwise removed. At the Annual Meeting of Shareholders of the Fund held in 2009, Thomas R. Kadlec and Robert F. Keith (the "Preferred Trustees") were elected for one-year terms by the holders of the Fund's then-outstanding Series A and Series B Auction Market Preferred Shares ("Preferred Shares") expiring at this year's meeting. All of the Fund's Preferred Shares were subsequently redeemed, with a final redemption occurring on November 18, 2009, and are no longer outstanding. As a consequence, the Board subsequently approved the nomination of Robert F. Keith as a Class III Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2013 and Thomas R. Kadlec as a Class I Trustee with a term expiring at the Fund's annual meeting of shareholders in 2011. Therefore, in accordance with the recommendations of the Advisor and the Nominating and Governance Committee of the Board of Trustees of the Fund and pursuant to the Fund's By-Laws, it is proposed that the Preferred Trustees be elected to the classes and for the terms described in this Proposal.

      If elected, (1) Messrs. Bowen and Keith, as Class III Trustees, will hold office for three-year terms expiring at the Fund's annual meeting of shareholders in 2013, or in each case until their successors are elected and qualified, or until they resign, retire or are otherwise removed and (2) Mr. Kadlec, as a Class I Trustee, will hold office for a one-year term expiring at the Fund's annual meeting of shareholders in 2011, or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      A nominee for election as Trustee must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      If voting by mail, unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee or nominees recommended by the Fund in accordance with the Fund's procedures.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION
                                OF EACH NOMINEE.

                                   MANAGEMENT

MANAGEMENT OF THE FUND

      The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Board. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships each Trustee holds or has held during the past five years, if applicable. As noted above, the Fund has established a staggered Board consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. The officers of the Fund serve indefinite terms. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee") of the Fund due to his position as President of the Advisor. Each Trustee, except for Mr. Bowen, is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee."

            The remainder of this page is intentionally left blank.

                                              INTERESTED TRUSTEE
------------------------------ ----------------- --------------- --------------------------------- -------------- -----------------
                                                                                                     NUMBER OF
                                                    TERM OF                                        PORTFOLIOS IN       OTHER
 NAME, ADDRESS, AND DATE OF    POSITION(S) HELD   OFFICE(2) AND       PRINCIPAL OCCUPATION(S)        FIRST TRUST    DIRECTORSHIPS
            BIRTH                 WITH FUND      LENGTH OF TIME       DURING PAST FIVE YEARS        FUND COMPLEX   HELD BY TRUSTEE
                                                    SERVED(3)                                       OVERSEEN BY    DURING PAST FIVE
                                                                                                      TRUSTEE           YEARS
------------------------------ ----------------- --------------- --------------------------------- -------------- -----------------
James A. Bowen(1)              President,        Class III       President, First Trust Advisors   64 Portfolios  Trustee of
120 East Liberty Drive         Chairman of the   Nominee         L.P. and First Trust Portfolios                  Wheaton College
Suite 400                      Board, Chief                      L.P.; Chairman of the Board of
Wheaton, IL 60187              Executive         Since Fund      Directors, BondWave LLC
DOB: 9/55                      Officer and       Inception       (Software Development
                               Trustee                           Company/Investment Advisor) and
                                                                 Stonebridge Advisors LLC
                                                                 (Investment Advisor)

------------------------------ ----------------- --------------- --------------------------------- -------------- -----------------

                                             INDEPENDENT TRUSTEES
------------------------------ ----------------- --------------- --------------------------------- --------------- ----------------
Richard E. Erickson            Trustee           Class I         Physician; President, Wheaton     64 Portfolios   NONE
c/o First Trust Advisors L.P.                                    Orthopedics; Co-owner and
120 East Liberty Drive                           Since Fund      Co-Director (January 1996 to May
Suite 400                                        Inception       2007), Sports Med Center for
Wheaton, IL 60187                                                Fitness; Limited Partner,
DOB:  4/51                                                       Gundersen Real Estate Limited
                                                                 Partnership; Member, Sportsmed
                                                                 LLC
------------------------------ ----------------- --------------- --------------------------------- --------------- ----------------
Thomas R. Kadlec               Trustee           Class I         President (March 2010 to          64 Portfolios   Director of ADM
c/o First Trust Advisors L.P.                    Nominee         Present), Senior Vice President                   Investor
120 East Liberty Drive                                           and Chief Financial Officer (May                  Services, Inc.
Suite 400                                        Since Fund      2007 to March 2010), Vice                         and ADM
Wheaton, IL 60187                                Inception       President and Chief Financial                     Investor
DOB:  11/57                                                      Officer (1990 to May 2007), ADM                   Services
                                                                 Investor Services, Inc. (Futures                  International
                                                                 Commission Merchant)

------------------------------ ----------------- --------------- --------------------------------- --------------- ----------------
Robert F. Keith                Trustee           Class III       President (2003 to Present),      64 Portfolios   NONE
c/o First Trust Advisors L.P.                    Nominee         Hibs Enterprises (Financial and
120 East Liberty Drive                                           Management Consulting)
Suite 400                                        Since June
Wheaton, IL 60187                                2006
DOB:  11/56
------------------------------ ----------------- --------------- --------------------------------- --------------- ----------------
Niel B. Nielson                Trustee           Class II        President (2002 to Present),      64 Portfolios   Director of
c/o First Trust Advisors L.P.                                    Covenant College                                  Covenant
120 East Liberty Drive                           Since Fund                                                        Transport Inc.
Suite 400                                        Inception
Wheaton, IL 60187
DOB:  3/54
------------------------------ ----------------- --------------- --------------------------------- --------------- ----------------


                                                   OFFICERS
---------------------------- -------------------------- -------------------------- ------------------------------------------------
NAME, ADDRESS, AND DATE OF     POSITION(S) HELD WITH       TERM OF OFFICE(2) AND                 PRINCIPAL OCCUPATION(S)
           BIRTH                       FUND               LENGTH OF TIME SERVED(3)               DURING PAST FIVE YEARS
---------------------------- -------------------------- -------------------------- ------------------------------------------------
Mark R. Bradley              Treasurer, Chief           Indefinite                 Chief Financial Officer, First Trust Advisors
120 East Liberty Drive       Financial Officer and      Since Fund Inception       L.P. and First Trust Portfolios L.P.; Chief
Suite 400                    Chief Accounting Officer                              Financial Officer, BondWave LLC (Software
Wheaton, IL 60187                                                                  Development Company/Investment Advisor) and
DOB: 11/57                                                                         Stonebridge Advisors LLC (Investment Advisor)

---------------------------- -------------------------- -------------------------- ------------------------------------------------


                                     - 7 -




---------------------------- -------------------------- -------------------------- ------------------------------------------------
NAME, ADDRESS, AND DATE OF     POSITION(S) HELD WITH       TERM OF OFFICE(2) AND                 PRINCIPAL OCCUPATION(S)
           BIRTH                       FUND               LENGTH OF TIME SERVED(3)               DURING PAST FIVE YEARS
---------------------------- -------------------------- -------------------------- ------------------------------------------------
Erin E. Chapman              Assistant Secretary        Indefinite                 Assistant General Counsel (October 2007 to
120 East Liberty Drive                                  Since June 2009            Present), Associate Counsel (March 2006 to
Suite 400                                                                          October 2007), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                  First Trust Portfolios L.P.; Associate Attorney
DOB: 8/76                                                                          (November 2003 to March 2006), Doyle & Bolotin,
                                                                                   Ltd.
---------------------------- -------------------------- -------------------------- ------------------------------------------------
James M. Dykas               Assistant Treasurer        Indefinite                 Senior Vice President (April 2007 to Present),
120 East Liberty Drive                                  Since December 2005        Vice President (January 2005 to April 2007),
Suite 400                                                                          First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                  Portfolios L.P.
DOB: 1/66
---------------------------- -------------------------- -------------------------- ------------------------------------------------
Christopher R. Fallow        Assistant Vice President   Indefinite                 Assistant Vice President (August 2006 to
120 East Liberty Drive                                  Since December 2006        Present), Associate (January 2005 to August
Suite 400                                                                          2006), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                                  Trust Portfolios L.P.
DOB: 4/79
---------------------------- -------------------------- -------------------------- ------------------------------------------------

W. Scott Jardine             Secretary and Chief        Indefinite                 General Counsel, First Trust Advisors L.P.,
120 East Liberty Drive       Compliance Officer         Secretary and CCO since    First Trust Portfolios L.P. and BondWave LLC
Suite 400                    ("CCO")                    Fund Inception             (Software Development Company/Investment
Wheaton, IL 60187                                                                  Advisor); Secretary of Stonebridge Advisors LLC
DOB: 5/60                                                                          (Investment Advisor)
---------------------------- -------------------------- -------------------------- ------------------------------------------------
Daniel J. Lindquist          Vice President             Indefinite                 Senior Vice President (September 2005 to
120 East Liberty Drive                                  Since December 2005        Present), Vice President (April 2004 to
Suite 400                                                                          September 2005), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                  First Trust Portfolios L.P.
DOB: 2/70
---------------------------- -------------------------- -------------------------- ------------------------------------------------
Coleen D. Lynch              Assistant Vice President   Indefinite Assistant       Vice President (January 2008 to Present), First
120 East Liberty Drive                                  Since July 2008            Trust Advisors L.P. and First Trust Portfolios
Suite 400                                                                          L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                                  Van Kampen Asset Management and Morgan Stanley
DOB: 7/58                                                                          Investment Management
---------------------------- -------------------------- -------------------------- ------------------------------------------------
Kristi A. Maher              Assistant Secretary and    Indefinite                 Deputy General Counsel (May 2007 to Present),
120 East Liberty Drive       Deputy Chief Compliance    Assistant Secretary since  Assistant General Counsel (March 2004 to May
Suite 400                    Officer                    July 2004; Deputy Chief    2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                       Compliance Officer since   Trust Portfolios L.P.
DOB: 12/66                                              November 2009
---------------------------- -------------------------- -------------------------- -------------------------------------------------

1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

2 Currently, James A. Bowen, as the Class III Trustee, is serving a term until the Meeting; Richard E. Erickson, as the Class I Trustee, is serving a term until the Fund's 2011 annual meeting; and Niel B. Nielson, as the Class II Trustee, is serving a term until the Fund's 2012 annual meeting. At the Fund's 2009 annual meeting, Thomas R. Kadlec and Robert F. Keith were elected by holders of Preferred Shares (which are no longer outstanding) for a term until the Meeting. Officers of the Fund have an indefinite term.

3 All Trustees and officers, except for Robert F. Keith, Daniel J. Lindquist, James M. Dykas, Coleen D. Lynch, Christopher R. Fallow, Erin E. Chapman and Kristi A. Maher (only with respect to her appointment as Deputy Chief Compliance Officer) were elected in 2004. Robert F. Keith was appointed to the Fund's Board by the Trustees on June 12, 2006. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the Fund, on December 12, 2005. Christopher R. Fallow was elected Assistant Vice President of the Fund on December 10, 2006. Coleen
   D. Lynch was elected Assistant Vice President of all funds in the First Trust Fund Complex, including the Fund, on July 29, 2008. Erin E. Chapman was elected Assistant Secretary of all funds in the First Trust Fund Complex, including the Fund, on June 1, 2009. Kristi A. Maher was appointed Deputy Chief Compliance Officer of all funds in the First Trust Fund Complex, including the Fund, on November 2, 2009.

      The same five persons serve as Trustees on the Fund's Board and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"). The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the "First Trust Closed-end Funds") are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the First Trust Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chief Executive Officer, President, and Chairman of the Board of the Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term until his successor is selected. Effective January 1, 2010, Niel B. Nielson serves as the Lead Independent Trustee.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, except where a different vote is required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      In addition to the Fund, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; 12 other closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each an exchange-traded fund with 18, 9 and 16 operating portfolios, respectively, advised by First Trust Advisors.

      The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee. The Executive Committee held 12 meetings during the Fund's last fiscal year.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate (see also "ADDITIONAL INFORMATION--SHAREHOLDER PROPOSALS" below). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. The Nominating and Governance Committee held 4 meetings during the Fund's last fiscal year.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee held 4 meetings during the Fund's last fiscal year.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee held 8 meetings during the Fund's last fiscal year.

      In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Fund.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO") and Deputy Chief Compliance Officer. Oversight of other risks also occurs at the Committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Fund's sub-advisor and its operations and processes. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The

Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee and nominee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that each current Trustee and nominee should serve as a trustee.

Independent Trustees

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 -
2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and since 2010) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of the Fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust Closed-end Fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 -
2007), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

Interested Trustee

      James A. Bowen is President and Chief Executive Officer of the First Trust Funds and President of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served on the Board of Trustees for Wheaton College since October 2005. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

      During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

      The officers of the Fund, including Mr. Bowen, Chief Executive Officer of the Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 64 portfolios) as they hold with the Fund, except for Christopher
R. Fallow. Mr. Fallow is an officer of 13 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(R) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY TRUSTEES AND OFFICERS

      The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and all funds in the First Trust Fund Complex, including the Fund, as of July 31, 2010:

---------------------------------------------------------------------------------------------------------------------------
                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AND FIRST TRUST FUND COMPLEX
                                            (NUMBER OF SHARES HELD)
---------------------------------------------------------------------------------------------------------------------------

----------------------------- -------------------- ------------------------------------------------------------------------
                              INTERESTED TRUSTEE                            INDEPENDENT TRUSTEES
----------------------------- -------------------- ------------------------------------------------------------------------
                              James A. Bowen       Richard E. Erickson  Thomas R. Kadlec   Robert F. Keith Niel B. Nielson
----------------------------- -------------------- -------------------- ------------------ --------------- ----------------
 FUND                          $10,001 - $50,000       $1-$10,000          $1-$10,000           $0           $1-$10,000
                                (1,000 Shares)        (272 Shares)        (600 Shares)      (0 Shares)      (739 Shares)
----------------------------- -------------------- -------------------- ------------------ --------------- ----------------
AGGREGATE DOLLAR RANGE OF      $50,001-$100,000       Over $100,000       Over $100,000    Over $100,000    Over $100,000
EQUITY SECURITIES IN ALL        (7,250 Shares)       (10,140 Shares)     (10,249 Shares)    (7,602 Shares)   (6,776 Shares)
REGISTERED INVESTMENT
COMPANIES IN THE FIRST TRUST
FUND COMPLEX OVERSEEN BY
TRUSTEE
----------------------------- -------------------- -------------------- ------------------ --------------- ----------------

      As of July 31, 2010, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of the Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

      As of July 31, 2010, the Trustees and officers of the Fund as a group beneficially owned 2,611 Shares, which is less than 1% of the Fund's outstanding Shares. As of July 31, 2010, the Trustees and officers of the Fund as a group beneficially owned approximately 44,391 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding).

COMPENSATION

      Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or committee meetings. Additionally, effective January 1, 2010, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the Chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as the Chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the Chairman of the Nominating and Governance Committee. Each Committee Chairman and the Lead Independent Trustee will serve a two-year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the trusts in the

First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.

      The aggregate fees and expenses paid to the Trustees by the Fund for its most recent fiscal year ended May 31, 2010 (including reimbursement for travel and out-of-pocket expenses) amounted to $39,509.

      The following table sets forth certain information regarding the compensation of the Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund's most recently completed fiscal year. The Fund has no retirement or pension plans. The officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

--------------------------- -------------------------------------------------------------------------- ---------------
                                                     AGGREGATE COMPENSATION
--------------------------- ------------------ ------------------------------------------------------- ---------------
                               INTERESTED                       INDEPENDENT TRUSTEES
                                 TRUSTEE
--------------------------- ------------------ ------------------- ------------------ ---------------- ---------------
                            James A. Bowen     Richard E. Erickson Thomas R. Kadlec   Robert F. Keith  Niel B. Nielson
--------------------------- ------------------ ------------------- ------------------ ---------------- ---------------
 FUND                              $0               $10,027             $9,712            $9,784           $9,986
--------------------------- ------------------ ------------------- ------------------ ---------------- ---------------
TOTAL COMPENSATION FROM            $0               $176,733           $168,750          $171,250         $171,591
THE FIRST TRUST FUND
COMPLEX(1)
--------------------------- ------------------ ------------------- ------------------ ---------------- ---------------

1   For calendar year ended December 31, 2009.

      The Board held 10 meetings during the Fund's fiscal year ended May 31, 2010. Each of the Trustees attended all of such meetings.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund's Nominating and Governance Committee Charter, which is available on the Fund's website located at http://www.ftportfolios.com. All of the Trustees attended the Annual Meeting of Shareholders of the Fund held in 2009.

AUDIT COMMITTEE REPORT

       The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on June 16, 2010, a copy of which is attached as Exhibit A hereto, and is available on the Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Fund's independent auditors are responsible for planning and carrying out proper audits of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the Fund for the fiscal year ended May 31, 2010 at a meeting held on July 21, 2010, and discussed the audit of such financial statements with the independent auditors and management.

      In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") AU 380, Communication with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

      The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

       Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund's audited financial statements for the year ended May 31, 2010.

      Submitted by the Audit Committee of the Fund:
      Richard E. Erickson
      Thomas R. Kadlec
      Robert F. Keith
      Niel B. Nielson

INDEPENDENT AUDITORS' FEES

      Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the

Advisor for the following fees:

------------------------------ ---------------------- ------------------ ------------------ ---------------------
FEES BILLED TO                      AUDIT FEES          AUDIT-RELATED       TAX FEES(1)        ALL OTHER FEES
                                                            FEES
                               ----------- ---------- -------- --------- --------- -------- ---------- ----------
                                  2009       2010      2009      2010      2009     2010      2009       2010
------------------------------ ----------- ---------- -------- --------- --------- -------- ---------- ----------
Fund                            $51,500     $63,500     $0        $0      $5,200   $5,200      $0         $0
Advisor                            NA         NA        $0        $0        $0       $0        $0         $0
------------------------------ ----------- ---------- -------- --------- --------- -------- ---------- ----------

1 These fees were for tax consultation and tax preparation.

Non-Audit Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.


--------------------------------------------------------------------------------

                            AGGREGATE NON-AUDIT FEES
--------------------------------------------------------------------------------
                                               2009                2010
--------------------------------------- ------------------ --------------------
Fund                                          $5,200              $5,200
Advisor                                       $6,000             $36,000
--------------------------------------- ------------------ --------------------

Pre-Approval

      Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

      The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

      None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

      The Audit Committee of the Fund has considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          PROPOSAL 2: APPROVAL OF NEW ADVISORY AGREEMENT FOR THE FUND

BACKGROUND AND REASON FOR VOTE

      The Advisor has served as investment advisor to the Fund since its inception, initially pursuant to an investment management agreement (the "Original Advisory Agreement"), between the Advisor and the Fund, and currently, as described below, pursuant to an interim investment management agreement (the "Interim Advisory Agreement"), also between the Advisor and the Fund.

      The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the 1934 Act.

      On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010 (the "Transaction Closing Date"). The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is the Fund's Interested Trustee, the Chairman of the Board and the President of the Fund, the President of the Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen has an interest in this Proposal.

      As required by the 1940 Act, the Original Advisory Agreement provided for its automatic termination in the event of its assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of the Original Advisory Agreement, thus having the effect of automatically terminating the Original Advisory Agreement on the Transaction Closing Date. Since that date, the Advisor has served as investment advisor to the Fund pursuant to the Interim Advisory Agreement. Shareholders of the Fund are being asked to approve the New Advisory Agreement. Shareholders should be aware of the following:

      o The Transaction had no effect on the number of Shares you own or the value of those Shares.

      o The advisory fee rate paid by Fund to the Advisor will not increase. As described below, the Fund is now managed by a portfolio management team of the Advisor. Therefore, the Advisor will retain the entire amount of the advisory fee and will not pay any portion of such fee to any sub-advisor.

      In anticipation of the completion of the Transaction and the termination of the Original Advisory Agreement, the Board of the Fund held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), the Trustees determined that, following the Transaction, it would be in the best interests of the Fund for First Trust Advisors to continue to act as investment advisor to the Fund. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of the Fund, including all of the Independent Trustees, approved the Interim Advisory Agreement to ensure the continuation of investment advisory services to the Fund. As indicated above, the Interim Advisory Agreement has been in effect since the Transaction Closing Date and, pursuant to Rule 15a-4, will be in effect no longer than through March 11, 2011 (the "Interim Termination Date"), which will occur 150 days after the termination of the Original Advisory Agreement (see "THE INTERIM ADVISORY AGREEMENT" below). In addition, at the Board Meeting, the Board approved, subject to shareholder approval, the New Advisory Agreement. If shareholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund.

      In addition to terminating the Original Advisory Agreement, shareholders of the Fund are advised that the completion of the Transaction also resulted in the assignment and automatic termination on the Transaction Closing Date of the investment sub-advisory agreement dated May 25, 2004 (the "Prior Sub-Advisory Agreement") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners") and that this agreement was not renewed. Effective on the Transaction Closing Date, the Leveraged Finance Team of First Trust Advisors (the "Leveraged Finance Team") assumed day-to-day responsibility for the management of the Fund's portfolio. The Fund will continue to seek its primary investment objective of a high level of current income with a secondary objective to preserve capital. The Fund will also continue to pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans. Shareholders should be aware, however, that the investment approach taken by the Leveraged Finance Team in managing the Fund may differ from that of Four Corners.

      The Fund's new portfolio management team is led by William A. Housey, Jr. and Scott D. Fries:

      WILLIAM A. HOUSEY, JR., CFA -- CO-HEAD OF LEVERAGED FINANCE GROUP AND SENIOR PORTFOLIO MANAGER. William Housey has nearly 15 years of investment experience, most recently as Executive Director and Portfolio Manager at Van Kampen Funds, Inc., a wholly-owned subsidiary of Morgan Stanley ("Morgan Stanley / Van Kampen"). Prior to joining First Trust Advisors, he served as Portfolio Manager of structured products and as a Senior Analyst in the Senior Loan Group. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. He received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business.

      SCOTT D. FRIES, CFA -- PORTFOLIO MANAGER. Mr. Fries, currently a Co-Portfolio Manager in the Leveraged Finance Group, previously served as Co-Portfolio Manager of Institutional Separately Managed Accounts (SMAs) for Morgan Stanley / Van Kampen. He was responsible for managing three SMAs representing over $1 billion of assets under management. In addition to portfolio management, client interaction and reporting responsibilities, Mr. Fries has been a Senior Credit Analyst. He began his career at Morgan Stanley / Van Kampen in 1994 and has 15 years of investment industry experience. Mr. Fries received a B.A. in International Business from Illinois Wesleyan University and an M.B.A. in Finance from DePaul University.

THE ORIGINAL ADVISORY AGREEMENT

      The Original Advisory Agreement was dated May 25, 2004 and was approved by the Fund's initial shareholder on May 24, 2004. Since the beginning of the Fund's last fiscal year, the continuation of the Original Advisory Agreement was approved by the Board at a meeting held on March 21-22, 2010.

THE INTERIM ADVISORY AGREEMENT

      Many of the terms of the Interim Advisory Agreement are the same as those of the Original Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, the Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Advisory Agreement, whichever occurs first. In addition, the Interim Advisory Agreement may be terminated by the Fund (by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund) upon 10 calendar days' written notice to the Advisor, without the payment of any penalty.

      The rate of compensation paid to the Advisor is the same under the applicable Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement. The compensation accrued under the Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to the Advisor. However, if shareholders of the Fund do not approve the New Advisory Agreement by such date, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENT AND ORIGINAL ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Original Advisory Agreement to the corresponding terms of the New Advisory Agreement. Many of the terms of the New Advisory Agreement, including fees payable to the Advisor by the Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Advisory Agreement; however the New Advisory

Agreement includes a new effective date and has been updated in certain other respects (including, among other things, the elimination of certain provisions that are no longer relevant). The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B and the description of the New Advisory Agreement is qualified in its entirety by reference to such Exhibit.

      Advisory Services. As was the case under the Original Advisory Agreement, under the New Advisory Agreement, the Advisor will agree to act as the investment advisor for, and to manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objective and policies and limitations, and will administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. Moreover, the New Advisory Agreement provides that the investment of the Fund's assets will be subject to the Fund's policies, restrictions and limitations with respect to securities investments and all applicable laws and the regulations of the SEC relating to the management of registered closed-end management investment companies; the Original Advisory Agreement included a similar provision. In addition, the Advisor agreed under the Original Advisory Agreement, and will agree under the New Advisory Agreement, to furnish office facilities and equipment as well as certain clerical, bookkeeping and administrative services. Finally, as was the case under the Original Advisory Agreement, under the New Advisory Agreement, subject to the applicable requirements of the 1940 Act, the Advisor may, at its own cost and expense, retain one or more sub-advisors to serve the Fund.

      Fees. As was the case under the Original Advisory Agreement, as compensation for its services and facilities furnished to the Fund under the New Advisory Agreement, the Advisor will be entitled to receive, on a monthly basis, an investment management fee equal to the annual rate of 0.75% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). For the Fund's last fiscal year, the aggregate amount of the advisory fees paid by the Fund to the Advisor under the Original Advisory Agreement was $3,499,429. (For the Fund's last fiscal year, the aggregate amount of the sub-advisory fees paid by the Advisor to Four Corners under the Prior Sub-Advisory Agreement was $1,773,049.)

      Limitation of Liability. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention has been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation has been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

      Continuance. The Original Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved, at least annually, in the manner required by the 1940 Act. Similarly, if the New Advisory

Agreement is approved by shareholders, if not terminated earlier, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder) and (b) may be terminated at any time without the payment of any penalty by the Fund or by the Advisor upon 60 days' written notice to the other party. The Fund may effect termination by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, accompanied by appropriate notice. In addition, the Original Advisory Agreement was, and the New Advisory Agreement is, terminable at any time without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, in the event that it is established by a court of competent jurisdiction that the Advisor or any of its officers or directors has taken any action that results in a breach of the covenants of the Advisor set forth in the Agreement.

SECTION 15(f) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment advisor or predecessor advisor. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). If either condition of Section 15(f) is not met, the safe harbor is not available.

      The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Fund. In addition, the Fund has adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

BOARD CONSIDERATIONS

      The Board, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement and the Original Sub-Advisory Agreement (collectively, the "Original Agreements").

      On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Advisory Agreement and may also result in the "assignment" and termination of the Original Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. Subsequent to August 31, 2010, the Advisor provided the Board with a written proposal to transition portfolio management for the Fund from the Sub-Advisor to the Advisor's Leveraged Finance Team. The Advisor informed the Board that if the portfolio management transition for the Fund was approved, the Advisor would not seek approval for a new Sub-Advisory Agreement following the termination of the Original Sub-Advisory Agreement upon the consummation of the Transaction. At the Board Meeting, the Board considered (1) the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information, (2) information regarding Fund performance versus performance of peers, the distribution yield of the Fund versus peers, the trading discount of the Fund's common shares and the proposal to transition portfolio management for the Fund to the Advisor's Leveraged Finance Team, and (3) the approval of the Agreements.

      To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Advisory Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Advisory Agreement for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 with respect to the Original Advisory

Agreement and that the Board could continue to rely on such information. The Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction, the proposal to transition portfolio management to the Advisor's Leveraged Finance Team and the consideration of the Agreements.

      In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor under the Agreements. The Board noted that the Fund would no longer employ an advisor/sub-advisor management structure, but rather, the Advisor would provide all management services for the Fund, including the day-to-day management of the Fund's investment portfolio. The Board considered the Advisor's statement that it plans to apply the same oversight model internally with its Leveraged Finance Team as it uses for overseeing external sub-advisors. The Board considered the information provided by the Advisor regarding the capabilities of the Advisor's Leveraged Finance Team, including information regarding the backgrounds of the Team members, past performance of other registered investment companies and other accounts managed by the Team and the Team's investment process, as well as information it had learned from presentations at prior meetings by members of the Team. At the Board Meeting, the Board received a presentation from the members of the Leveraged Finance Team regarding the proposed management of the Fund. Finally, the Board considered the Advisor's representation that it does not expect any diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Agreements are expected to be satisfactory.

      The Board considered the advisory fee payable under the Agreements, noting that it would be the same as the fee payable under the Original Advisory Agreement. The Board considered information provided by the Advisor comparing the Fund's advisory fee to a peer group of other floating rate funds compiled by Lipper, Inc. The Board noted that, based on the information provided, the Fund's advisory fee was within the range of the advisory fees of the peer funds. The Board also considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two other closed-end funds (one of which had subsequently been liquidated) to which different advisory fee rates are charged. In light of the information presented on the advisory fee for the Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Agreements.

      The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund; however, the Board noted that the profitability information previously provided reflected the costs and profits associated with an advisor/sub-advisor management structure. The Board considered the Advisor's statement at the Board Meeting that it anticipates that it will be less profitable for the Advisor under the New Advisory Agreement. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

      Accordingly, the Board recommends that shareholders vote to approve the New Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE ADVISOR

      A list of the officers of the Fund and the managing directors and principal officers of the Advisor, their positions with the Fund and/or the Advisor, and their principal occupations are set forth below. Certain officers of the Fund have a minority equity interest in the limited partner of the Advisor.

                             POSITION WITH THE      POSITION WITH THE
           NAME                    TRUSTS                ADVISOR                   PRINCIPAL OCCUPATION
James A. Bowen              President, Chairman   Managing Director;     President, First Trust Advisors L.P. and
                            of the Board, Chief   President              First Trust Portfolios L.P.; Chairman of
                            Executive Officer                            the Board of Directors, BondWave LLC and
                            and Trustee                                  Stonebridge Advisors LLC

Mark R. Bradley             Treasurer, Chief      Managing Director;     Chief Financial Officer, First Trust
                            Financial Officer     Chief Financial        Advisors L.P. and First Trust Portfolios
                            and Chief Accounting  Officer                L.P.; Chief Financial Officer, BondWave
                            Officer                                      LLC and Stonebridge Advisors LLC

Kathleen W. Brown           None                  Chief Compliance       Chief Compliance Officer, First Trust
                                                  Officer                Advisors L.P. and First Trust Portfolios, L.P.

Robert F. Carey             None                  Chief Investment       Chief Investment Officer, First Trust
                                                  Officer                Advisors L.P. and First Trust Portfolios L.P.

Erin E. Chapman             Assistant Secretary   Assistant General      Assistant General Counsel, First Trust
                                                  Counsel                Advisors L.P. and First Trust Portfolios L.P.

James M. Dykas              Assistant Treasurer   Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

Christopher R. Fallow       Assistant Vice         Assistant Vice        Assistant Vice President, First
                            President              President             Trust Advisors L.P. and First Trust
                                                                         Portfolios L.P.


                                     - 26 -




                             POSITION WITH THE      POSITION WITH THE
           NAME                    TRUSTS                ADVISOR                   PRINCIPAL OCCUPATION

R. Scott Hall               None                  Managing Director      Managing Director, First Trust Advisors
                                                                         L.P. and First Trust Portfolios L.P.

W. Scott Jardine            Secretary and Chief   General Counsel        General Counsel, First Trust Advisors
                            Compliance Officer                           L.P., First Trust Portfolios L.P. and BondWave
                                                                         LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist         Vice President        Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

Coleen D. Lynch             Assistant Vice        Assistant Vice         Assistant Vice President, First Trust
                            President             President              Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher             Assistant Secretary   Deputy General         Deputy General Counsel, First Trust
                            and Deputy Chief      Counsel                Advisors L.P. and First Trust Portfolios L.P.
                            Compliance Officer

Ronald D. McAlister         None                  Managing Director      Managing Director, First Trust Advisors L.P.
                                                                         and First Trust Portfolios L.P.

Andrew S. Roggensack        None                  Managing Director      Managing Director, First Trust Advisors L.P.
                                                                         and First Trust Portfolios L.P.

      The business address of the Advisor and each principal officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

SIMILAR INVESTMENT COMPANIES

      The Advisor currently acts as investment advisor to the fund listed below, which has an investment objective and/or policies similar to those of the Fund.

-------------------------------- -------------------------------- -----------------------------------------------
           FUND NAME               APPROXIMATE MANAGED ASSETS              ANNUAL RATE OF COMPENSATION
                                    AS OF SEPTEMBER 10, 2010
-------------------------------- -------------------------------- -----------------------------------------------

Macquarie/First Trust Global              $179,308,579            (a) 0.40% of the fund's Total Assets for Total
Infrastructure/Utilities                                          Assets of the fund up to and including $250
Dividend & Income Fund                                            million and (b) 0.35% of the fund's Total
                                                                  Assets for Total Assets of the fund over $250
                                                                  million.  For this purpose, the term "Total
                                                                  Assets" means the average daily gross asset
                                                                  value of the fund (including assets
                                                                  attributable to the fund's preferred shares,
                                                                  if any, and the principal amount of
                                                                  borrowings), minus the sum of the fund's
                                                                  accrued and unpaid dividends on any
                                                                  outstanding preferred shares and accrued
                                                                  liabilities (other than the principal amount
                                                                  of any borrowings incurred, commercial paper
                                                                  or notes issued by the fund and the
                                                                  liquidation preference of any outstanding
                                                                  preferred shares).
-------------------------------- -------------------------------- -----------------------------------------------

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

       IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NEW ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

      To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2011 (the "2011 Meeting"), a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than June 21, 2011 if the date of the 2011 Meeting is within 30 days of December 6, 2011; otherwise, the Fund will establish a shareholder proposal deadline in accordance with Rule 14a-8 of the 1934 Act.

      Under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187,
Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of the Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

      Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

      Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

ADMINISTRATOR AND TRANSFER AGENT

      BNY Mellon Investment Servicing (US) Inc. acts as the administrator, accounting agent and transfer agent to the Fund, and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-advisor and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Fund and certain written representations, the Fund believes that during the fiscal year ended May 31, 2010, all such filing requirements applicable to such persons were met.

FISCAL YEAR

      The Fund's fiscal year end is May 31.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semiannual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

October 19, 2010

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

--------------------------------------------------------------------------------

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC. AT
(866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I.                  PURPOSE

      The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

              1. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

              2. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

              3. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

              4. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II.                 COMMITTEE ORGANIZATION AND COMPOSITION

          A. Size and Membership Requirements.

              1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

              2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, NYSE AMEX or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

              3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

              4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or related financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE AMEX or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE AMEX or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Funds' "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

              5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

      The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

      Committee members shall serve until they resign or are removed or replaced by the Board.

III.                RESPONSIBILITIES

          A. With respect to Independent Auditors:

              1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

              2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm 's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

              3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

              4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors in accordance with the Audit and Non-Audit Services Pre-Approval Policy. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

              5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

              6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

              7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with PCAOB Ethics and Independence Rule 3526) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

              8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund' s financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

              9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

             10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

             11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

             12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

B. With respect to Fund Financial Statements:

              1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's

      Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

              2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

              3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

              4. The Committee shall discuss with the External Auditors the matters required to be discussed by PCAOB AU Section 380 that arise during the External Auditor's review of the Funds' financial statements.

              5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

              6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

              7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

              8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

       C. With respect to serving as a Qualified Legal Compliance Committee:

              1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                   (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                  (ii) Upon receipt of a Report of Material Violation, the
            Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                 (iii) After considering the Report of a Material Violation, the
            Committee shall do the following if it deems an investigation necessary:

                         (1) Notify the full Board;

                         (2) Initiate an investigation, which may be conducted
                  either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                         (3) Retain such additional expert personnel as the
                  Committee deems necessary.

                  (iv) At the conclusion of any such investigation, the
            Committee shall:

                         (1) Recommend, by majority vote, that the Fund
                  implement an appropriate response to evidence of a material violation; and

                         (2) Inform the chief legal officer and the chief
                  executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

              2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D.   Other Responsibilities:

              1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

              2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

              3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

              4. The Committee shall evaluate on an annual basis the performance of the Committee.

              5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

              6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

              7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

              8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

              9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

             10. The Committee shall maintain minutes of its meetings.

             11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV.                 AUTHORITY TO ENGAGE ADVISERS

      The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.                  FUNDING PROVISIONS

A. The Committee shall determine the:

              1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

              2. Compensation to any advisers employed by the Committee.

       B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI.                 MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES

       A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

       B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

       C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

                                                                       EXHIBIT B


                         FORM OF NEW ADVISORY AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this [ ] day of [ ], by and between FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II), a Massachusetts business trust (the "Fund"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

                                  WITNESSETH:

      In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Fund hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's most recent effective registration statement under the Investment Company Act of l940 (the "1940 Act") and as such policies, restrictions and limitations may be amended by the Board of Trustees of the Fund from time to time, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent, administrator or other service providers) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

       3. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefore, an investment management fee equal to the annual rate of .75% of the Fund's Managed Assets, as such term is defined herein. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of the Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), Adviser may select brokers or dealers affiliated with Adviser. It is understood that Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by Adviser or its affiliates, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased or sold to Adviser or any affiliated person of either the Fund or Adviser, except as may be permitted under the 1940 Act.

         Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and comply with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions as required under applicable law and will prepare and furnish the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request. Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested persons (as such term is defined in the 1940 Act and the rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Fund acknowledges that Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund acknowledges that the persons employed by Adviser to assist in Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided above, provided it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination. The terms "assignment" and "vote of the majority outstanding voting securities" shall have meanings set forth in the 1940 Act and rules and regulations thereunder.

      12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      14. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST SENIOR FLOATING RATE INCOME
                                           FUND II



                                        By:_____________________________________
                                        Name:
                                        Title:

ATTEST:  ____________________________
Name:
Title:

                                        FIRST TRUST ADVISORS L.P.



                                        By:_____________________________________
                                        Name:
                                        Title:

ATTEST:  ____________________________
Name:
Title:

FORM OF PROXY CARD
------------------


[LOGO OMITTED] FIRST TRUST     FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                               (formerly known as FIRST TRUST/FOUR CORNERS
                               SENIOR FLOATING RATE INCOME FUND II)

                               Proxy Card for Annual Meeting of Shareholders - December 6, 2010

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of the First Trust Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 19, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
Registration dynamically             UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
     printed here                    IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSALS SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

[GRAPHIC       BY INTERNET
OMITTED]       -----------

               To vote on the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.


[GRAPHIC       BY TELEPHONE
OMITTED]       ------------

               To cast your vote by phone with a proxy voting representative, call toll-free 1-866-530-8634 and provide the representative the control number found on the reverse side of this Proxy Card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.


[GRAPHIC       BY MAIL
OMITTED]       -------

               To vote by mail, mark the appropriate voting boxes on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.


       PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
(formerly known as FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II)

                                                         CONTROL NUMBER
                                                  -----------------------------

                                                  -----------------------------

     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE ELECTION OF EACH NOMINEE SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

    PROPOSAL 1 - The Board of Trustees recommends a vote FOR the election of James A. Bowen and Robert F. Keith for three-year terms and Thomas R. Kadlec for a one-year term.

To vote with respect to the 3 nominees set forth in the same manner, please use the boxes immediately below.
                                                 FOR ALL        WITHHOLD ALL
                                                   [ ]             [ ]

To vote with respect to each nominee individually, please use the boxes immediately below.
                                                   FOR           WITHHOLD
01- James A. Bowen (Class III)                     [ ]             [ ]
02- Robert F. Keith (Class III)                    [ ]             [ ]
03- Thomas R. Kadlec (Class I)                     [ ]             [ ]


    PROPOSAL 2 - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Management Agreement between the Fund and
                           First Trust Advisors L.P.
                                                       FOR    AGAINST   ABSTAIN

Approval of New Investment Management Agreement        [ ]      [ ]       [ ]


Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:



NON-VOTING ITEMS

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Annual Meeting [ ]

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